Equipment Held for Sale	12 Months Ended
Dec. 31, 2025
Fair Value Disclosures [Abstract]
Equipment Held for Sale	Equipment Held for Sale
The Company's equipment held for sale is recorded at the lower of its estimated fair value less cost to sell, or carrying value at the time identified for sale. Fair value is measured using Level 2 inputs and is based predominantly on recent sales prices. An impairment charge is recorded when the carrying value of the asset exceeds its fair value less cost to sell.
During 2024, the Company entered into a finance lease transaction which included certain containers purchased during the COVID-19 pandemic with carrying values that were higher than market values. As a result, the Company recorded an up-front loss of $57.4 million and corresponding reduction to the net book value of revenue earning assets which is included in Net gain (loss) on sale of leasing equipment on the Consolidated Statements of Operations.